Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

Protara Therapeutics, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate		Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward

Newly Registered Securities
Fees to be Paid	Equity	Common Stock, $0.001 par value	(1)	457(o)		$		$0.0001381	$					$
Fees to be Paid	Equity	Preferred Stock, $0.001 par value	(2)	457(o)				0.0001381
Fees to be Paid	Debt	Debt Securities	(3)	457(o)				0.0001381
Fees to be Paid	Other	Warrants	(4)	457(o)				0.0001381
Fees to be Paid	Unallocated (Universal) Shelf		(5)	457(o)			189,085,862.13	0.0001381		26,112.76
Carry Forward Securities
Carry Forward Securities	Equity	Common Stock, $0.001 par value	(6)	415(a)(6)							S-3	333-275290	11/14/2023
Carry Forward Securities	Equity	Preferred Stock, $0.001 par value	(7)	415(a)(6)							S-3	333-275290	11/14/2023
Carry Forward Securities	Debt	Debt Securities	(8)	415(a)(6)							S-3	333-275290	11/14/2023
Carry Forward Securities	Other	Warrants	(9)	415(a)(6)							S-3	333-275290	11/14/2023
Carry Forward Securities	Unallocated (Universal) Shelf		(10)	415(a)(6)		$	$110,914,137.87		$		S-3	333-275290	11/14/2023		$5,074.70

Total Offering Amounts:							$300,000,000.00			26,112.76
Total Fees Previously Paid:										0.00
Total Fee Offsets:										0.00
Net Fee Due:										$26,112.76

__________________________________________
Offering Note(s)

(1)	This registration statement covers the registration of such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) debt securities and (d) warrants to purchase shares of common stock, shares of preferred stock or debt securities of the registrant, as may be offered and sold from time to time by the registrant. In no event will the aggregate offering price of all types of securities issued by the registrant pursuant to this registration statement exceed $300,000,000.00. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.
(2)	This registration statement covers the registration of such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) debt securities and (d) warrants to purchase shares of common stock, shares of preferred stock or debt securities of the registrant, as may be offered and sold from time to time by the registrant. In no event will the aggregate offering price of all types of securities issued by the registrant pursuant to this registration statement exceed $300,000,000.00. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.
(3)	This registration statement covers the registration of such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) debt securities and (d) warrants to purchase shares of common stock, shares of preferred stock or debt securities of the registrant, as may be offered and sold from time to time by the registrant. In no event will the aggregate offering price of all types of securities issued by the registrant pursuant to this registration statement exceed $300,000,000.00. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.
(4)	This registration statement covers the registration of such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) debt securities and (d) warrants to purchase shares of common stock, shares of preferred stock or debt securities of the registrant, as may be offered and sold from time to time by the registrant. In no event will the aggregate offering price of all types of securities issued by the registrant pursuant to this registration statement exceed $300,000,000.00. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.
(5)	This registration statement covers the registration of such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) debt securities and (d) warrants to purchase shares of common stock, shares of preferred stock or debt securities of the registrant, as may be offered and sold from time to time by the registrant. In no event will the aggregate offering price of all types of securities issued by the registrant pursuant to this registration statement exceed $300,000,000.00. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act based on the proposed maximum aggregate offering price of the shares to be sold. The registrant has determined to include in this Registration Statement $110,914,137.87 of unsold securities previously registered on the registrant’s registration statement on Form S-3 (File No. 333-275290) (the “Prior Registration Statement”), which was originally filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2023, and declared effective by the SEC on November 14, 2023 (the “Unsold Securities”), which remain unsold as of the date hereof. Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee relating to such Unsold Securities under the Prior Registration Statement, which was applied to the Prior Registration Statement, will continue to be applied to such Unsold Securities registered pursuant to this Registration Statement. Accordingly, the “Amount of Registration Fee” for the offering above reflects only the filing fee attributable to the $189,085,862.13 of securities newly registered on this Registration Statement.
(6)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registrant statement include $110,914,137.87 of Unsold Securities. The registrant previously applied a fee of $32,730 in connection with the filing of the Prior Registration Statement, of which $5,074.70 relates to $110,914,137.87 of the Unsold Securities. The previously applied filing fee relating to such Unsold Securities under the Prior Registration Statement will continue to be applied to such Unsold Securities registered on this registration statement. In accordance with Rule 415(a)(5) and Rule 415(a)(6), the registrant may continue to offer and sell the securities covered by the Prior Registration Statement during the grace period afforded by Rule 415(a)(5). To the extent that, after the filing date hereof and prior to effectiveness of this Registration Statement, the registrant sells any Unsold Securities under the Prior Registration Statement pursuant to Rule 415(a)(6), the Registrant will identify in a pre-effective amendment to this Registration Statement the updated amount of Unsold Securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the updated amount of securities to be registered on this Registration Statement, if any. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of the Unsold Securities under the Prior Registration Statement will expire upon the earlier of (i) the effective date of this Registration Statement or (ii) May 2, 2027 because 180 days from the third anniversary of the initial effective date of the Prior Registration Statement will have elapsed and all offerings thereunder have been completed or terminated. $189,085,862.13 of securities were sold by the registrant under the Prior Registration Statement.
(7)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registrant statement include $110,914,137.87 of Unsold Securities. The registrant previously applied a fee of $32,730 in connection with the filing of the Prior Registration Statement, of which $5,074.70 relates to $110,914,137.87 of the Unsold Securities. The previously applied filing fee relating to such Unsold Securities under the Prior Registration Statement will continue to be applied to such Unsold Securities registered on this registration statement. In accordance with Rule 415(a)(5) and Rule 415(a)(6), the registrant may continue to offer and sell the securities covered by the Prior Registration Statement during the grace period afforded by Rule 415(a)(5). To the extent that, after the filing date hereof and prior to effectiveness of this Registration Statement, the registrant sells any Unsold Securities under the Prior Registration Statement pursuant to Rule 415(a)(6), the Registrant will identify in a pre-effective amendment to this Registration Statement the updated amount of Unsold Securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the updated amount of securities to be registered on this Registration Statement, if any. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of the Unsold Securities under the Prior Registration Statement will expire upon the earlier of (i) the effective date of this Registration Statement or (ii) May 2, 2027 because 180 days from the third anniversary of the initial effective date of the Prior Registration Statement will have elapsed and all offerings thereunder have been completed or terminated. $189,085,862.13 of securities were sold by the registrant under the Prior Registration Statement.
(8)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registrant statement include $110,914,137.87 of Unsold Securities. The registrant previously applied a fee of $32,730 in connection with the filing of the Prior Registration Statement, of which $5,074.70 relates to $110,914,137.87 of the Unsold Securities. The previously applied filing fee relating to such Unsold Securities under the Prior Registration Statement will continue to be applied to such Unsold Securities registered on this registration statement. In accordance with Rule 415(a)(5) and Rule 415(a)(6), the registrant may continue to offer and sell the securities covered by the Prior Registration Statement during the grace period afforded by Rule 415(a)(5). To the extent that, after the filing date hereof and prior to effectiveness of this Registration Statement, the registrant sells any Unsold Securities under the Prior Registration Statement pursuant to Rule 415(a)(6), the Registrant will identify in a pre-effective amendment to this Registration Statement the updated amount of Unsold Securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the updated amount of securities to be registered on this Registration Statement, if any. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of the Unsold Securities under the Prior Registration Statement will expire upon the earlier of (i) the effective date of this Registration Statement or (ii) May 2, 2027 because 180 days from the third anniversary of the initial effective date of the Prior Registration Statement will have elapsed and all offerings thereunder have been completed or terminated. $189,085,862.13 of securities were sold by the registrant under the Prior Registration Statement.
(9)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registrant statement include $110,914,137.87 of Unsold Securities. The registrant previously applied a fee of $32,730 in connection with the filing of the Prior Registration Statement, of which $5,074.70 relates to $110,914,137.87 of the Unsold Securities. The previously applied filing fee relating to such Unsold Securities under the Prior Registration Statement will continue to be applied to such Unsold Securities registered on this registration statement. In accordance with Rule 415(a)(5) and Rule 415(a)(6), the registrant may continue to offer and sell the securities covered by the Prior Registration Statement during the grace period afforded by Rule 415(a)(5). To the extent that, after the filing date hereof and prior to effectiveness of this Registration Statement, the registrant sells any Unsold Securities under the Prior Registration Statement pursuant to Rule 415(a)(6), the Registrant will identify in a pre-effective amendment to this Registration Statement the updated amount of Unsold Securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the updated amount of securities to be registered on this Registration Statement, if any. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of the Unsold Securities under the Prior Registration Statement will expire upon the earlier of (i) the effective date of this Registration Statement or (ii) May 2, 2027 because 180 days from the third anniversary of the initial effective date of the Prior Registration Statement will have elapsed and all offerings thereunder have been completed or terminated. $189,085,862.13 of securities were sold by the registrant under the Prior Registration Statement.
(10)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registrant statement include $110,914,137.87 of Unsold Securities. The registrant previously applied a fee of $32,730 in connection with the filing of the Prior Registration Statement, of which $5,074.70 relates to $110,914,137.87 of the Unsold Securities. The previously applied filing fee relating to such Unsold Securities under the Prior Registration Statement will continue to be applied to such Unsold Securities registered on this registration statement. In accordance with Rule 415(a)(5) and Rule 415(a)(6), the registrant may continue to offer and sell the securities covered by the Prior Registration Statement during the grace period afforded by Rule 415(a)(5). To the extent that, after the filing date hereof and prior to effectiveness of this Registration Statement, the registrant sells any Unsold Securities under the Prior Registration Statement pursuant to Rule 415(a)(6), the Registrant will identify in a pre-effective amendment to this Registration Statement the updated amount of Unsold Securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the updated amount of securities to be registered on this Registration Statement, if any. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of the Unsold Securities under the Prior Registration Statement will expire upon the earlier of (i) the effective date of this Registration Statement or (ii) May 2, 2027 because 180 days from the third anniversary of the initial effective date of the Prior Registration Statement will have elapsed and all offerings thereunder have been completed or terminated. $189,085,862.13 of securities were sold by the registrant under the Prior Registration Statement.